EXHIBIT 10.16
                                                                   -------------



                                                     November 13, 2007

RedRoller Holdings, Inc.
2498 West 41st Avenue, Suite 123
Vancouver, British Columbia
V6M 2A7
Canada


         Attn:  Board of Directors


     This letter is to inform you that I hereby resign my position as Director of RedRoller Holdings, Inc. (f/k/a Aslahan Enterprises Ltd.) (the "Company"), effective immediately upon the closing of that certain Agreement and Plan of Merger and Reorganization among the Company, RedRoller Acquisition Corp. and RedRoller, Inc.

                                       Sincerely,


                                       /s/ Tina Sangha
                                       --------------------------------------
                                       Tina Sangha




cc:      Corporate Secretary